UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2004

STONE ENERGY CORPORATION
(Exact Name of Registrant as Specified in Charter)

                                      Delaware                                         1-12074                              72-1235413
                        (State or Other Jurisdiction                  (Commission File                    (I.R.S. Employer
                     of Incorporation or Organization)                  Number)                          Identification No.)

                              625 E. Kaliste Saloom Road                                                                        70508
                                    Lafayette, Louisiana                                                                             (Zip Code)
                   (Address of Principal Executive Offices)

Registrant's Telephone Number, Including Area Code:  (337) 237-0410

Item 5.   OTHER EVENTS AND REQUIRED FD DISCLOSURE

        Effective May 20, 2004, Joe R. Klutts, elected to resign his position on the board of directors of Stone Energy Corporation. The registrant issued a press release dated May 24, 2004, which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)	Exhibits.

Exhibit Number	Description

99.1	Press Release dated May 24, 2004, "Stone Energy Corporation Announces Retirement of Joe R. Klutts from Board of Directors"

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONE ENERGY CORPORATION

Date: May 24, 2004	By: /s/ James H. Prince
James H. Prince Executive Vice President and Chief Financial Officer
EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated May 24, 2004, "Stone Energy Corporation Announces Retirement of Joe R. Klutts from Board of Directors"